Exhibit 32.2
CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002
I, Stephen Tucker, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(a)
The Quarterly Report on Form 10-Q of FTD Companies, Inc. for the quarter ended June 30, 2017, as filed with the Securities and Exchange Commission fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b)	The information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: August 8, 2017

/s/ Stephen Tucker
Stephen Tucker
Executive Vice President and Chief Financial Officer